                                                  P I M C O


PIMCO
Variable
Insurance
Trust

                               Stock Portfolio
                                     StocksPLUS Growth and Income Portfolio




                                                                      Prospectus

--------------------------------------------------------------------------------

                                                               September 1, 1999

PIMCO Variable Insurance Trust

Prospectus

September 1, 1999

The PIMCO StocksPLUS Growth and Income Portfolio (the "Portfolio"), which is a series of PIMCO Variable Insurance Trust (the "Trust"), is designed to provide access to the professional investment management services offered by Pacific Investment Management Company ("PIMCO" or the "Adviser"). The Portfolio has its own investment objective and strategies and its own risk/reward profile, which is described in this Prospectus. The investments made by the Portfolio at any given time are not expected to be the same as those made by other mu-tual funds for which PIMCO acts as investment adviser, including mutual funds with investment objectives and strategies similar to those of the Portfolio. Accordingly, the performance of the Portfolio can be expected to vary from that of the other mutual funds.

This Prospectus gives vital information you should know before investing in the Portfolio. For your own benefit and protection, please read it before you invest and keep it for future reference.

Shares of the Portfolio currently are sold to segregated asset accounts ("Sep-arate Accounts") of insurance companies which fund variable annuity contracts and variable life insurance policies ("Variable Contracts"). Assets in the Separate Account are invested in shares of the Portfolio in accordance with allocation instructions received from owners of the Variable Contracts ("Vari-able Contract Owners"). Variable Contract Owners do not deal directly with the Portfolio to purchase or redeem shares. The allocation rights of Variable Con-tract Owners are described in the accompanying Separate Account prospectus. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

This Prospectus should be read in conjunction with the prospectus of the Separate Account. Both prospectuses should be read carefully and retained for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

OVERVIEW....................................................................   3

  Investment Strategies and Risk Factors....................................   3
  Fixed Income Instruments..................................................   3
  Ratings of Debt Securities................................................   3

DESCRIPTION OF PORTFOLIO....................................................   5

  PIMCO StocksPLUS Growth and Income Portfolio..............................   5

MANAGEMENT OF THE TRUST.....................................................   7

  Adviser and Administrator.................................................   7
  Advisory and Administrative Fees..........................................   8
  Portfolio Transactions....................................................   8

PURCHASE OF SHARES..........................................................   8

REDEMPTION OF SHARES........................................................   9

NET ASSET VALUE.............................................................  10

TAXES.......................................................................  10

RISK FACTORS AND SPECIAL CONSIDERATIONS.....................................  11

FINANCIAL HIGHLIGHTS........................................................  16

OTHER INFORMATION...........................................................  17

  Total Return..............................................................  17
  Performance Information of Similar Fund...................................  17

APPENDIX A.................................................................. A-1

APPENDIX B.................................................................. B-1


2  PIMCO Variable Insurance Trust

                                    OVERVIEW

 Investment Strategies and Risk Factors

   Investment Strategies. The Portfolio has specific strategies that it may use to pursue its investment objective, and specific types of securities in which the Portfolio may invest, which are described under the heading "Main Investment Strategies" in the Description of Portfolio. Percentage limitations described in this Prospectus apply at the time of investment, and may vary with fluctuations in the value of the Portfolio's investment portfolio.

   Risk Factors. The major risks associated with investing in the Portfolio are described under the heading "Risk Factors" in the Description of Port-folio. Please be sure to read all risk disclosures carefully before in-vesting. This Prospectus does not describe all of the risks of every secu-rity or technique that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

 Fixed Income Instruments

   "Fixed Income Instruments" as used in this Prospectus means:

   . securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities");

   . corporate debt securities, including convertible securities and corporate commercial paper;

   .    mortgage-backed and other asset-backed securities;

   . inflation-indexed bonds issued both by governments and corporations;

   . structured notes, including hybrid or "indexed" securities, catastrophe bonds and loan participations;

   .    delayed funding loans and revolving credit facilities;

   . bank certificates of deposit, fixed time deposits and bankers' acceptances;

   .    repurchase agreements and reverse repurchase agreements;

   . obligations of foreign governments or their subdivisions, agencies and instrumentalities; and

   .    obligations of international agencies or supranational entities.

   Fixed Income Instruments may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in rela-tive values of currencies.

 Ratings of Debt Securities

   In this Prospectus, references are made to the ratings of Fixed Income Instruments. To aid in your understanding of the use of these terms, the following is a brief description of the ratings categories applicable to such securities. For a further description of ratings, see "Appendix B-- Description of Securities Ratings."

   High Quality Debt Securities are those receiving ratings from at least one nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Ratings Services ("S&P") or Moody's Investors Serv-ice, Inc. ("Moody's"), in one of the two highest rating categories (the highest category for commercial paper) or, if unrated by any NRSRO, deemed comparable by PIMCO.

                                                                   Prospectus  3

   Investment Grade Debt Securities are those receiving ratings from at least one NRSRO in one of the four highest rating categories or, if unrated by any NRSRO, deemed comparable by PIMCO.

   Lower-Rated, High Yield Securities ("'High Yield Bonds") are those rated lower than Baa by Moody's or BBB by S&P and comparable securities. High yield securities, which are commonly known as "junk bonds," are considered to be predominately speculative with respect to the issuer's ability to pay interest and repay principal. For more information on the risks of in-vesting in high yield securities, see "High Yield Securities ("Junk Bonds")" in "Risk Factors and Special Considerations."


4  PIMCO Variable Insurance Trust

                           DESCRIPTION OF PORTFOLIO

PIMCO STOCKSPLUS GROWTH AND INCOME PORTFOLIO

Investment Objective

  The StocksPLUS Growth and Income Portfolio seeks to achieve a total return which exceeds the total return performance of the S&P 500.

Main Investment Strategies

  The StocksPLUS Growth and Income Portfolio invests in common stocks, op-tions, futures, options on futures and swaps. Under normal market conditions, the Portfolio invests substantially all of its assets in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. The Portfolio uses S&P 500 derivatives in addition to or in place of S&P 500 stocks to attempt to equal or exceed the performance of the S&P 500. The Adviser actively manages the fixed income assets held by the Portfolio, with a view to enhancing the Port-folio's total return investment performance, subject to an overall portfolio duration which is normally not expected to exceed one year. See "Appendix A-- Description of Duration."

  The S&P 500 is composed of 500 selected common stocks that represent approx-imately two-thirds of the total market value of all U.S. common stocks. The Portfolio is neither sponsored by nor affiliated with S&P. The Portfolio will seek to remain invested in S&P 500 derivatives or S&P 500 stocks even when the S&P 500 is declining.

  When S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Portfolio may invest up to 100% of its assets in a "basket" of S&P 500 stocks. The composition of this basket will be determined by standard statis-tical techniques that analyze the historical correlation between the return of every stock currently in the S&P 500 and the return on the S&P 500 itself. The Adviser may employ fundamental stock analysis only to choose among stocks that have already satisfied the statistical correlation tests. Stocks chosen for the Portfolio are not limited to those with any particular weighting in the S&P 500.

  Assets not invested in equity securities may be invested in Fixed Income In-struments. The Portfolio may invest up to 10% of its assets in high yield bonds rated B or higher by Moody's or S&P, or, if unrated, determined by the Adviser to be of comparable quality. In addition, the Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may invest up to 20% of its assets in securities of foreign issuers, may purchase and sell options and futures on foreign curren-cies, and may enter into forward currency contracts. The Portfolio may invest all of its assets in derivative instruments, such as options, futures con-tracts or swap agreements.

Risk Factors

  An investment in the StocksPLUS Growth and Income Portfolio is subject to investment risk, including possible loss of the principal amount invested. The Portfolio is subject to market risk, which is the risk that the market value of securities may move up and down, sometimes rapidly and unpredictably. The Portfolio also is subject to interest rate risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As in-terest rates rise, market value tends to decrease. This risk will be greater for long-term securities than for short-term securities. Derivative instru-ments may be particularly sensitive to changes in prevailing interest rates. Unexpected changes in interest rates may adversely affect the value of the Portfolio's investments in particular derivative instruments.

  To the extent that the Fund invests in S&P 500 derivatives backed by a port-folio of Fixed Income Instruments, under certain conditions, generally in a market where the value of both S&P 500 derivatives and Fixed Income Instru-ments are declining, the Fund may experience greater losses than would be the case if it were to invest directly in a portfolio of S&P 500 stocks.

  A large number of investors use S&P 500 derivatives for both hedging and speculative purposes, and although generally this helps guarantee a liquid market in


                                                                  Prospectus  5
those instruments, at times liquidity may be limited. From time to time, re-quirements of the Internal Revenue Code or an unanticipated inability to close out positions when it would be most advantageous to do so may limit the Advis-er's ability to use S&P 500 derivatives.

  The Portfolio also is subject to credit risk, which is the possibility that an issuer of a security, or a counterparty to a derivative contract, will default or become unable to meet a financial obligation. High yield bonds carry a high degree of credit risk. Securities of foreign issuers may be subject to additional risk factors, including foreign currency exchange rate fluctuations, adverse regulatory conditions, foreign taxes, or political or economic uncertainty. For a further explanation, see "Risk Factors and Special Considerations," which you should read carefully before investing.

  An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other govern-ment agency.

Performance

  The bar chart below shows the actual performance of the Portfolio from incep-tion. It provides some indication of the variability of the Portfolio's returns from year to year. The table below shows how the Portfolio's average annual re-turns for the period indicated compare to those of the Portfolio's benchmark, the S&P 500 Index. This is a widely recognized, unmanaged market index gener-ally considered representative of the stock market as a whole. The bar chart and table do not reflect Variable Contract fees and expenses. If they did, per-formance would have been lower. The Portfolio's past performance does not nec-essarily indicate how the Portfolio will perform in the future.


[PERFORMANCE CHART APPEARS HERE]
Year to date total return through 3/31/99: 4.07%
Best quarter: Q4 '98 21.95%, worst quarter: Q3 '98 -8.82%

--------------------------------------------------------------------------------
Average Annual Total Returns
for the year ended December 31, 1998

                              1 Year  5 Years 10 Years
StocksPLUS Growth and Income  30.11%    N/A     N/A
S&P 500 Index                 28.58%    N/A     N/A

Fees and Expenses

  The table below describes the fees and expenses (as a percentage of net as-sets) that you may pay in connection with an investment in the StocksPLUS Growth and Income Portfolio.

--------------------------------------------------------------------------------
Annual Portfolio Operating Expenses
(expenses deducted from Portfolio assets)

Advisory Fee                0.40 %
Administrative Fee          0.25 %
Other Expenses              0.07 %
                           -------
Total Portfolio Operating
 Expenses                   0.72 %
Expense Reduction*         (0.07)%
                           ------
Net Portfolio Operating
 Expenses                  0.65 %

* PIMCO has agreed to reduce its administrative fee, subject to potential fu-ture reimbursement, to the extent that total Portfolio operating expenses would exceed, due to organizational expenses and the payment by the Portfolio of its pro rata portion of the Trust's Trustees' fees, 0.65% of average daily net as-sets.

--------------------------------------------------------------------------------
Example

  This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The example assumes:

  . A $10,000 investment for the time periods shown;

  . Redemption at the end of each period;

  . A hypothetical 5% annual return; and

  . Portfolio operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

   1 Year      3 Years       5 Years     10 Years
    $ 66        $ 208         $ 362       $ 810


6  PIMCO Variable Insurance Trust

                            MANAGEMENT OF THE TRUST

Adviser and Administrator

  PIMCO serves as investment adviser to the Portfolio. PIMCO manages the in-vestment of the assets of the Portfolio, and places orders for the purchase and sale of the Portfolio's investments directly with brokers or dealers se-lected by it in its discretion. See "Portfolio Transactions." PIMCO is one of the premier fixed income investment management firms in the United States. PIMCO was founded in 1971, and had over $165 billion in assets under manage-ment as of March 31, 1999. PIMCO invests in all sectors of the fixed income market using its total return philosophy -- seeking capital appreciation as well as yield. PIMCO is a subsidiary partnership of PIMCO Advisors. The gen-eral partners of PIMCO Advisors are PIMCO Partners, G.P. and PIMCO Advisors Holdings L.P. ("PAH"). PIMCO Partners, G.P. is a general partnership between PIMCO Holding LLC, a Delaware limited liability company and an indirect whol-ly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the current Managing Di-rectors and two former Managing Directors of PIMCO. PIMCO Partners, G.P. is the sole general partner of PAH. PIMCO's address is 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. PIMCO is registered as an invest-ment adviser with the Securities and Exchange Commission ("SEC") and as a com-modity trading advisor with the CFTC.

  In selecting fixed income securities, PIMCO uses economic forecasting, in-terest rate anticipation, credit and call risk analysis, foreign currency ex-change rate forecasting, and other securities selection techniques. The pro-portion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on PIMCO's outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration, a measure of a fixed income security's expected life that incorporates its yield, coupon interest payments, final maturity and call features into one measure, is one of the fundamental tools used by PIMCO. For a discussion of the concept of duration, see "Appendix A--Description of Duration."

  The table below provides information about the individual portfolio manager responsible for management of the Portfolio, including his occupation for the past five years.

                                        Portfolio Manager And Business
 Portfolio                              Experience (Past Five Years)
 ---------                              ------------------------------
 StocksPLUS Growth and Income Portfolio William H. Gross, Managing Director,
                                        PIMCO. A Fixed Income Portfolio
                                        Manager, Mr. Gross is one of the
                                        founders of PIMCO and has led the team
                                        which has managed the StocksPLUS Fund
                                        for the PIMCO Funds: Pacific Investment
                                        Management Series since January 6,
                                        1998. The same team, led by Mr. Gross,
                                        has managed the StocksPLUS Growth and
                                        Income Portfolio since January 13,
                                        1998.

  PIMCO also serves as administrator to the Portfolio. PIMCO provides administrative services to the Portfolio which include clerical help, accounting, bookkeeping, internal audit services, preparation of reports to the Portfolio's shareholders or other appropriate parties, regulatory filings and certain other services required by the Portfolio.

  PIMCO may use its assets and resources, including its profits from advisory or administrative fees paid by the Portfolio, to pay insurance companies for services rendered to current and prospective owners of Variable Contracts, in-cluding the provision of support services such as providing information about the Trust and the Portfolio, the delivery of Trust documents, and other serv-ices. Any such payments are made by PIMCO, and not by the Trust, and PIMCO does not receive any separate fees for such expenses.


                                                                  Prospectus  7

Advisory and Administrative Fees

  The Portfolio features fixed advisory and administrative fee rates. For in-vestment advisory and administrative services as described below, the Portfo-lio pays monthly fees at an annual rate based on the average daily net assets of the Portfolio as follows:

                                                                   Advisory Fee
      Portfolio                                                        Rate
      ---------                                                   --------------
      StocksPLUS Growth and Income Portfolio.....................      0.40%
                                                                  Administrative
      Portfolio                                                      Fee Rate
      ---------                                                   --------------
      StocksPLUS Growth and Income Portfolio.....................      0.25%

  The administrative fee covers most of the expenses of the Portfolio, includ-ing legal, audit, custody, transfer agency and certain other services, and is responsible for the costs of registration of the Trust's shares and the print-ing of prospectuses and shareholder reports for current shareholders or other appropriate parties.

  The Portfolio is responsible for bearing certain expenses associated with its operations that are not provided or procured by PIMCO. While it is ex-pected that these expenses generally will not have a material effect on the Portfolio's expense ratio, they may have a material effect in certain circum-stances, such as when the average net assets of the Portfolio are lower than anticipated. PIMCO has contractually undertaken to waive some or all of its administrative fee, subject to potential future reimbursement within three years from the date such fee was waived, as described above in "Description of Portfolio."

Portfolio Transactions

  The Adviser has discretion to select the brokers and dealers with which it places orders for the purchase and sale of portfolio investments. In doing so, the Adviser will seek the best price and execution of the Portfolio's orders. The Portfolio may pay higher commission rates than the lowest available when the Adviser believes it is reasonable in light of the value of the brokerage and research services provided by the broker effecting the transaction.

  The Adviser manages the Portfolio without regard generally to restrictions on portfolio turnover. The use of derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Portfolio. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. A Portfolio with a higher rate of portfolio turnover will generally incur higher transaction costs.

  Some securities considered for investment by the Portfolio also may be ap-propriate for other clients served by the Adviser. If a purchase or sale of securities consistent with the investment policies of the Portfolio and one or more of these clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. The Adviser may aggregate orders for the Portfolio with simultaneous transactions entered into on behalf of other clients of the Adviser.

                              PURCHASE OF SHARES

  As of the date of this Prospectus, shares of the Portfolio are offered for purchase by Separate Accounts to serve as an investment medium for Variable Contracts issued by life insurance companies, and to qualified pension and re-tirement plans outside of the separate account context.


8  PIMCO Variable Insurance Trust

  While the Portfolio currently does not foresee any disadvantages to Variable Contract Owners if the Portfolio serves as an investment medium for both vari-able annuity contracts and variable life insurance policies, due to differ-ences in tax treatment or other considerations, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Portfolio served as an investment medium might at some time be in conflict. However, the Trust's Board of Trustees and each insurance company with a separate account allocating assets to the Portfolio are required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a con-flict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio, which might force the Portfolio to sell securities at disadvantageous prices.

  The Trust is "open for business" on each day the New York Stock Exchange (the "Exchange") is open for trading. A purchase order, together with payment in proper form, received before the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time) on a day the Trust is open for business will be effected at that day's net asset value. In order to facilitate effi-cient operation of the Portfolio, the Trust requests that all purchase orders be received at least one hour prior to the close of regular trading on the Ex-change (normally 3:00 p.m., Eastern time). An order received after the close of regular trading on the Exchange generally will be effected at the net asset value determined on the next business day.

  The Trust and its distributor each reserves the right, in its sole discre-tion, to suspend the offering of shares of the Portfolio or to reject any pur-chase order, in whole or in part, or to redeem shares, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. The sale of shares will be suspended during any period in which the Exchange is closed for other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the Exchange is re-stricted or during an emergency which makes it impracticable for the Portfolio to dispose of its securities or to determine fairly the value of its net as-sets, or during any other period as permitted by the SEC for the protection of investors. In the event that the Portfolio ceases offering its shares, any in-vestments allocated to the Portfolio will, subject to any necessary regulatory approvals, be invested in another series of the Trust.

                             REDEMPTION OF SHARES

  Shares may be redeemed without charge on any day that the net asset value is calculated. All redemption orders are effected at the net asset value per share next determined after a redemption request is received. Payment for shares redeemed normally will be made within seven days.

  The Trust may suspend the right of redemption or postpone the payment date at times when the Exchange is closed, or during certain other periods as per-mitted under the federal securities laws. In consideration of the best inter-ests of the remaining shareholders, the Trust reserves the right to pay re-demption proceeds in whole or in part by a distribution in kind of securities held by the Portfolio in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeem-ing shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.


                                                                  Prospectus  9

                                NET ASSET VALUE

  The net asset value per share of the Portfolio is determined once each day as of 4:00 p.m. Eastern time, or as of such other time designated by the New York Stock Exchange (the "Exchange") as the close of trading for that day ("closing"). Net asset value will not be determined on any day on which the New York Stock Exchange is closed. Net asset value is determined by dividing the total value of the Portfolio's investments and other assets, less any lia-bilities, by the total outstanding shares of the Portfolio.

  In determining its daily net asset values, the Portfolio uses price data re-ceived shortly after 4:00 p.m. Eastern time believed to reflect the current market value of securities held by the Portfolio as of the closing of the Ex-change. The Portfolio intends to use these prices regardless of the impact of any post-closing adjustments to securities prices, as long as, in the view of the Portfolio, such prices represent the current market value of the securi-ties as of the time selected by the Portfolio for the calculation of net asset value. Because the Portfolio may invest in securities traded in foreign secu-rities markets on days when the Exchange is not open, the net asset value per share of the Portfolio may be affected significantly on days when investors do not have access to the Portfolio.

  Portfolio securities and other assets for which market quotations are read-ily available are stated at market value. Fixed income securities are normally valued on the basis of quotations obtained from brokers and dealers or pricing services. Short-term investments having a maturity of 60 days or less may be valued at current market value or at amortized cost, when the Board of Trust-ees determines that amortized cost is their fair value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with ref-erence to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Subject to the foregoing, other securities for which market quotations are not readily avail-able are valued at fair value as determined in good faith by the Board of Trustees.

                                     TAXES

  The Portfolio intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company for federal in-come tax purposes. As such, the Portfolio generally will not pay federal in-come tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, the Portfolio intends to distribute each year substantially all of its net income and gains.

  The Portfolio also intends to comply with diversification requirements im-posed by regulations under Section 817(h) of the Internal Revenue Code, as amended. Compliance with these diversification rules generally will limit the ability of the Portfolio to invest greater than 55% of its total assets in di-rect obligations of the U.S. Treasury (or any other issuer), or to invest pri-marily in securities issued by a single agency or instrumentality of the U.S. Government.

  If the Portfolio fails to meet the diversification requirement under Section 817(h), income with respect to Variable Contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could be-come currently taxable to the owners of the Variable Contracts and income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

  Please refer to the prospectus for the Separate Account and Variable Con-tract for information regarding the federal income tax treatment of distribu-tions to the Separate Account. See "Additional Information--Additional Tax Informa tion" in the Portfolio's Statement of Additional Information for more information on taxes.


10  PIMCO Variable Insurance Trust

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

  The Portfolio's risk profile is largely defined by the Portfolio's principal securities and the investment practices that it uses. You can find a concise description of the Portfolio's risk profile in the section captioned "Descrip-tion of Portfolio" in this Prospectus. As with any mutual fund, there is no guarantee that the Portfolio will earn income or show a positive total return over any period of time, and you could lose money by investing in the Portfo-lio.

  The Portfolio is permitted to use, within limits established by the Trustees and imposed by applicable laws, a wide variety of securities and investment practices, each of which has certain risks and opportunities associated with it. To the extent that the Portfolio uses these securities or practices, its overall performance may be affected, either positively or negatively. The fol-lowing pages describe certain of the securities in which the Portfolio may in-vest and certain investment practices in which the Portfolio may engage, along with the risks associated with them. Additional information about these and other investments and investment practices may be found in the Statement of Additional Information, which you may obtain free of charge by calling (888) 746-2688.

U.S. Government Securities

  U.S. Government securities are obligations of and, in certain cases, guaran-teed by, the U.S. Government, its agencies or instrumentalities. The U.S. Gov-ernment does not guarantee the net asset value of the Portfolio's shares. U.S. Government securities may include zero coupon securities, which do not dis-tribute interest on a current basis and tend to be subject to greater market risk than interest-paying securities of similar maturities.

Corporate Debt Securities

  The rate of interest paid on a corporate debt security may be fixed, float-ing or variable, and may vary inversely with respect to a reference rate. See "Variable and Floating Rate Securities" below. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Investments in corporate debt securities that are rated below investment grade are described below in "High Yield Securities ("Junk Bonds")." See also, "Ap-pendix B--Description of Securities Ratings."

Convertible Securities and Equity Securities

  A convertible security is a fixed income security that may be converted into a prescribed amount of common stock at a specified formula. The price of the convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of the conversion feature, and as such is subject to risks relating to the activities of the issuer and/or gen-eral market and economic conditions. The income component of convertible secu-rities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities. The Portfolio may be required to permit the issuer of a con-vertible security to redeem the security, convert it into the underlying com-mon stock, or sell it to a third party, which could have an adverse effect on the Portfolio's ability to achieve its investment objective.

Variable and Floating Rate Securities

  Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The Portfolio may invest in float-ing rate debt instruments ("floaters") and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another inter-est rate, such as a money-market index or Treasury bill rate, and resets peri-odically. While variable and floating rate securities provide a Portfolio with a certain degree of protection against rises in interest rates, a Portfolio will participate in any declines in interest rates as well.


                                                                  Prospectus  11

Inflation-Indexed Bonds

  Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Such bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value.

Mortgage-Related and Other Asset-Backed Securities

  The Portfolio may invest all of its assets in mortgage- or other asset-backed securities. The value of some mortgage- or asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in pre-vailing interest rates, and, like other fixed income investments, the ability of the Portfolio to successfully use these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic fac-tors correctly.

  Mortgage Pass-Through Securities represent interests in "pools" of mortgage loans secured by residential or commercial real property. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security.

  Commercial Mortgage-Backed Securities include securities that reflect an in-terest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities re-flect the risks of investing in the real estate securing the underlying mort-gage loans. These risks reflect the effects of local and other economic condi-tions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mort-gage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

  Mortgage-Related Securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

  Other Asset-Backed Securities. The Portfolio may invest in other asset-backed securities that have been or may be offered to investors. For a discus-sion of the characteristics of some of these instruments, see the Statement of Additional Information.

Foreign Securities

  The Portfolio may invest directly in foreign equity securities. Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign


12  PIMCO Variable Insurance Trust
securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

  The Portfolio may invest in the securities of issuers based in countries with developing economies. Investing in developing (or "emerging market") countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks are detailed in the Statement of Additional Information.

Foreign Currency Transactions

  Foreign currency exchange rates may fluctuate significantly over short peri-ods of time. The Portfolio may buy and sell foreign currencies on a spot and forward basis to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency would limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. The Portfolio may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or an-ticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing expo-sure to a foreign currency or to shift exposure to foreign currency fluctua-tions from one country to another.

  The Portfolio may invest in options on foreign currencies and foreign cur-rency futures and options thereon. The Portfolio also may invest in foreign currency exchange-related securities, such as foreign currency warrants and other instruments whose return is linked to foreign currency exchange rates. The Portfolio will use these techniques to hedge at least 75% of its exposure to foreign currency. For a description of these instruments, see "Derivative Instruments" below and the Statement of Additional Information.

  Significant uncertainty surrounds the recent introduction of the euro (a common currency for the European Union) in January 1999 and its effect on the value of securities denominated in local European currencies. These and other currencies in which the Portfolio's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolio.

High Yield Securities ("Junk Bonds")

  Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. High yield securities may be regarded as predominately speculative with re-spect to the issuer's continuing ability to meet principal and interest pay-ments. For more information, see "Appendix B--Description of Securities Rat-ings." Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities.

  High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of high yield securities have been found to be less sensitive to inter-est rate changes than more highly rated investments, but more sensitive to ad-verse economic downturns or individual


                                                                 Prospectus  13
corporate developments. If the issuer of high yield securities defaults, the Portfolio may incur additional expenses to seek recovery.

  The secondary markets on which high yield securities are traded may be less liquid than the market for higher grade securities, which may adversely affect and cause large fluctuations in the daily net asset value of the Portfolio's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield se-curities, especially in a thinly traded market.

  PIMCO seeks to minimize the risks of investing in high yield securities through diversification, in-depth credit analysis and attention to current de-velopments in interest rates and market conditions.

Derivative Instruments

  To the extent permitted by the investment objectives and policies of the Portfolio, the Portfolio may purchase and write call and put options on secu-rities, securities indexes and foreign currencies, and enter into futures con-tracts and use options on futures contracts. The Portfolio also may enter into swap agreements with respect to foreign currencies, interest rates, and secu-rities indexes. The Portfolio may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or as part of their overall investment strategies.

  The Portfolio may invest all of its assets in derivative instruments, sub-ject only to the Portfolio's investment objective and policies and any re-strictions imposed by applicable law. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price move-ments of related investments. While some strategies involving derivative in-struments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Portfo-lio to purchase or sell a portfolio security at a time that otherwise would be favorable, or the possible need to sell a portfolio security at a disadvanta-geous time because the Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instru-ments, and the possible inability of the Portfolio to close out or to liqui-date its derivatives positions. The value of some derivative instruments in which the Portfolio invests may be particularly sensitive to changes in pre-vailing interest rates, and, like the other investments of the Portfolio, the ability of the Portfolio to successfully use these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other eco-nomic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Portfolio could be exposed to the risk of loss.

Catastrophe Bonds

  The Portfolio may invest in "catastrophe bonds." Catastrophe bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane or an earthquake. If a trigger event causes losses exceeding a spe-cific amount in the geographic region and time period specified in a bond, a Portfolio investing in the bond may lose a portion or all of its principal in-vested in the bond. If no trigger event occurs, the Portfolio will recover its principal plus interest. Catastrophe bonds may also expose the Portfolio to certain unanticipated risks including but not limited to issuer (credit) de-fault, adverse regulatory or jurisdictional interpretation, and adverse tax consequences.


14  PIMCO Variable Insurance Trust

Temporary Defensive Positions

  For temporary, defensive or emergency purposes, the Portfolio may invest without limit in U.S. debt securities, including short-term money market secu-rities, when in the opinion of PIMCO it is appropriate to do so. This may cause the Portfolio to miss investment opportunities and may limit the Portfo-lio's ability to meet its investment objective. It is impossible to predict for how long such alternative strategies will be utilized.

Illiquid Securities

  The Portfolio may invest up to 15% of its net assets in illiquid securities. "Illiquid Securities" for this purpose means securities that cannot be dis-posed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities. The Adviser may be subject to significant delays in disposing of illiquid securities and may not be able to dispose of these securities at the desired time and price. Transactions in illiquid securities may entail additional registration ex-penses and other transaction costs.

Year 2000 Readiness Disclosure

  Many of the services provided to the Portfolio depend on the smooth func-tioning of computer systems. Many systems in use today cannot distinguish be-tween the year 1900 and the year 2000. Should any of the service systems fail to process information properly, that could have an adverse impact on the Portfolio's operations and services provided to shareholders. PIMCO, PIMCO Ad-visors, Custodian, and certain other service providers to the Portfolio have reported that each is working toward mitigating the risks associated with the so-called "year 2000 problem." However, there can be no assurance that the problem will be corrected in all respects and that the Portfolio's operations and services provided to shareholders will not be adversely effected, nor can there be any assurance that the year 2000 problem will not have an adverse ef-fect on the entities whose securities are held by the Portfolio or on domestic or global markets or economies, generally.


                                                                  Prospectus  15

                             FINANCIAL HIGHLIGHTS

  This financial highlights table is intended to help you understand the Port-folio's financial performance for the period of its operations. Certain infor-mation reflects financial results for a single portfolio share. The total re-turns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Portfolio's independent auditors. Their re-port, along with full financial statements, appears in the Trust's Annual Re-port, which is available upon request.

                                                           StocksPLUS Growth
Selected Per Share Data for the Period Ended: December  and Income Portfolio(a)
31, 1998                                                -----------------------
Net asset value, beginning of period..................           $10.00
Income from Investment Operations
Net investment income(b)..............................             0.30
Net gains or losses on securities (both realized and
 unrealized)(b).......................................             2.68
Total from investment operations......................             2.98
Less Distributions
Dividends (from net investment income)................            (0.29)
Distributions (from capital gains)....................            (0.11)
Total distributions...................................            (0.40)
Net asset value, end of period........................           $12.58
Total return (%)......................................            30.11%
Ratios/Supplemental Data
Net assets, end of period (000's).....................          $58,264
Ratio of expenses to average net assets (%)(c)........             0.65%
Ratio of net investment income to average net
 assets (%)(c)........................................             5.30%
Portfolio turnover rate (%)...........................            60.64%

(a) Commenced operations on December 31, 1997.

(b) Per share amounts based on average number of shares outstanding during the period.

(c) Prior to the waiver and reimbursement of expenses, the ratio of expenses to average net assets was 0.72% and the ratio of net investment income to average net assets was 5.23%.


16  PIMCO Variable Insurance Trust

                               OTHER INFORMATION

Total Return

  The "total return" sought by the Portfolio will consist of interest and div-idends from underlying securities, capital appreciation reflected in unrealized increases in value of portfolio securities, or realized from the purchase and sale of securities and use of futures and options, or gains from favorable changes in foreign currency exchange rates. Generally, over the long term, the total return obtained by a portfolio investing primarily in fixed income securities is not expected to be as great as that obtained by a portfo-lio that invests primarily in equity securities. At the same time, the market risk and price volatility of a fixed income portfolio is expected to be less than that of an equity portfolio, so that a fixed income portfolio is gener-ally considered to be a more conservative investment. The change in market value of fixed income securities (and therefore their capital appreciation or depreciation) is largely a function of changes in the current level of inter-est rates. Generally, when interest rates are falling, a portfolio with a shorter duration will not generate as high a level of total return as a port-folio with a longer duration. See "Appendix A--Description of Duration." Con-versely, when interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. When interest rates are flat, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term inter-est rates are higher than short-term rates, which is commonly the case). With respect to the composition of any fixed income portfolio, the longer the dura-tion of the portfolio, the greater the anticipated potential for total return, with, however, greater attendant market risk and price volatility than for a portfolio with a shorter duration. The market value of fixed income securities denominated in currencies other than the U.S. dollar also may be affected by movements in foreign currency exchange rates.

  The change in market value of equity securities (and therefore their capital appreciation or depreciation) may depend upon a number of factors, including: conditions in the securities markets, the business success of the security's issuer, changing interest rates, real or perceived economic and competitive industry conditions, and foreign currency exchange rates. Historically, the total return performance of equity-oriented portfolios has generally been greater over the long term than fixed income portfolios. However, the market risk and price volatility of an equity portfolio is generally greater than that of a fixed income portfolio, and is generally considered to be a more ag-gressive investment.

Performance Information of Similar Fund

  The following table provides information concerning the historical total re-turn performance of the Institutional Class shares of the PIMCO StocksPLUS Fund, a series of PIMCO Funds: Pacific Investment Management Series ("PIMS"). The PIMS series has investment objectives, policies and strategies substan-tially similar to those of the Portfolio and is currently managed by the same portfolio manager. While the investment objectives and policies of the PIMS series and the Portfolio are similar, they are not identical and the perfor-mance of the PIMS series and the Portfolio will vary. The data is provided to illustrate the past performance of the Adviser in managing a substantially similar investment portfolio and does not represent the past performance of the Portfolio or the future performance of the Portfolio or its portfolio man-ager. Consequently, potential investors should not consider this performance data as an indication of the future performance of the Portfolio or of its portfolio manager.

  The performance data shown below reflects the operating expenses of the PIMS series. The PIMS series, unlike the Portfolio, is not sold to Separate Ac-counts to fund Variable Contracts. As a result, the performance results pre-sented below do not take into account charges or deductions against a Separate Account or Variable Contract for cost of insurance charges, premium loads, ad-ministrative fees, maintenance fees, premium taxes, mortality and expense risk charges, or other charges that may be incurred under a Variable Contract for which the Portfolio serves as an underlying



                                                                  Prospectus  17
investment vehicle. By contrast, Variable Contract Owners with contract value allocated to the Portfolio will be subject to charges and expenses relating to the Variable Contracts and Separate Accounts.

  The PIMS series' performance data shown below is calculated in accordance with standards prescribed by the SEC for the calculation of average annual to-tal return information. The investment results of the PIMS series presented below are unaudited and are not intended to predict or suggest results that might be experienced by the PIMS series or the Portfolio. Share prices and in-vestment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities. The perfor-mance data for the benchmark index identified below does not reflect the fees or expenses of the PIMS series or the Portfolio.

            Average Annual Total Return for Similar Series of PIMS and for Benchmark Index for Periods Ended December 31, 1998

                                            1     3     5     Since   Inception
PIMS Series Fund / Benchmark Index        Year  Years Years Inception   Date
----------------------------------        ----- ----- ----- --------- ---------
PIMCO StocksPLUS Fund.................... 28.32 28.02 24.85   23.61    5/14/93
 S & P 500/1/............................ 28.58 28.23 24.06

--------

/1/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The Index reflects income and distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

18 PIMCO Variable Insurance Trust

                                  APPENDIX A

                            DESCRIPTION OF DURATION

  Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of "term to maturi-ty." Traditionally, a fixed income security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a fixed income secu-rity provides its final payment, taking no account of the pattern of the security's payments before maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration management is one of the fundamental tools used by the Adviser.

  Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring before the payment of principal, duration is always less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

  Futures, options and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions (backed by a segregated account of cash and cash equivalents) will lengthen a Portfolio's duration by approxi-mately the same amount that holding an equivalent amount of the underlying se-curities would.

  Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would.

  There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. For inflation-indexed bonds, duration is calculated on the basis of modified real duration, which measures price changes of infla-tion-indexed bonds on the basis of changes in real, rather than nominal, in-terest rates. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. Finally, the duration of a fixed income security may vary over time in response to changes in interest rates and other market factors. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the anticipated economic life of a se-curity into the determination of its interest rate exposure.

                                                              Prospectus  A-1

                                  APPENDIX B

                       DESCRIPTION OF SECURITIES RATINGS

  A Portfolio's investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, de-termined by the Adviser to be of comparable quality). The percentage of a Portfolio's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

Moody's Investors Service, Inc.

  Corporate and Municipal Bond Ratings

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all stan-dards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protec-tive elements may be of greater amplitude or there may be other elements pres-ent that make the long-term risks appear somewhat larger than with Aaa securi-ties.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving secu-rity to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

  Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest pay-ments and principal security appear adequate for the present but certain pro-tective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteris-tics and in fact have speculative characteristics as well.

  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position char-acterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of a desirable in-vestment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcom-ings.

  C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


                                                               Prospectus  B-1

  Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 in-dicates that the issue ranks in the lower end of its generic rating category.

  Corporate Short-Term Debt Ratings

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as let-ters of credit and bonds of indemnity are excluded unless explicitly rated.

  Moody's employs the following three designations, all judged to be invest-ment grade, to indicate the relative repayment ability of rated issuers:

  PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reli-ance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-estab-lished access to a range of financial markets and assured sources of alternate liquidity.

  PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will nor-mally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an accept-able ability for repayment of senior short-term obligations. The effect of in-dustry characteristics and market compositions may be more pronounced. Vari-ability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial lever-age. Adequate alternate liquidity is maintained.

  NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rat-ing categories.

Standard & Poor's Ratings Services

  Corporate and Municipal Bond Ratings

  Investment Grade

  AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated AA has a very strong capacity to pay interest and repay prin-cipal and differs from the highest rated issues only in small degree.

  A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

B-2  PIMCO Variable Insurance Trust

  BBB: Debt rated BBB is regarded as having an adequate capacity to pay inter-est and repay principal. Whereas it normally exhibits adequate protection pa-rameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

  Speculative Grade

  Debt rated BB, B, CCC, CC, and C is regarded as having predominantly specu-lative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse con-ditions.

  BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to in-adequate capacity to meet timely interest and principal payments. The BB rat-ing category also is used for debt subordinated to senior debt that is as-signed an actual or implied BBB- rating.

  B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

  CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or im-plied B or B- rating.

  CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

  C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

  CI: The rating CI is reserved for income bonds on which no interest is being paid.

  D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopar-dized.

  Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the ad-dition of a plus or minus sign to show relative standing within the major rat-ing categories.

  Provisional ratings: The letter "p" indicates that the rating is provision-al. A provisional rating assumes the successful completion of the project be-ing financed by the debt being rated and indicates that payment of debt serv-ice requirements

                                                              Prospectus  B-3
is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality after com-pletion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

  r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variabil-ity in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

  The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

  N.R.: Not rated.

  Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into ac-count currency exchange and related uncertainties.

  Commercial Paper Rating Definitions

  A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

    A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

    A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

    A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

    B: Issues rated B are regarded as having only speculative capacity for timely payment.

    C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

    D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

  A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information fur-nished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

B-4  PIMCO Variable Insurance Trust

                                                                       P I M C O

PIMCO
Variable
Insurance
Trust



For More Information

The following documents are available that offer further information on the Portfolio and PIMCO Variable Insurance Trust.

Annual/Semi-Annual Reports to Shareholders The Trust's annual and semi-annual reports include a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year or other period.

Statement of Additional Information (SAI) The SAI contains additional information about the Portfolio. A current SAI has been filed with the Securities and Exchange Commission, and is incorporated into this prospectus by reference.

To request a free copy of these documents or to make inquiries about the Portfolio, please write or call:

PIMCO Variable Insurance Trust
840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

Telephone:
1-888-746-2688

Information about the Trust (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in
Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Trust are available on the Commission's Internet site at www.sec.gov, and copies of that information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

SEC File Number: 811-8399

                                                                      Prospectus

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                                                               September 1, 1999